UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: December 20, 2019

TARGET GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55066	46-3621499
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

55 Administration Road, Unit 13, Vaughan, Ontario, Canada L4K 4G9

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (647) 927-4644

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

For an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Emerging Growth Company ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchanges on which registered
N/A	N/A	N/A

Explanatory Note:

This amended report on Form 8-K amends the recent business biography of Barry Katzman

Section 2-	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant

Effective December 20, 2019 the Company entered into a financing agreement (“Agreement”) with a private individual (“Lender”) to provide working capital and payables funding to the Company up to the principal amount of CND$1,000,000.00. The initial tranche advanced to the Company on December 20, 2019 was CND$350,000.00. All funds advanced under the Agreement will bear interest at the rate of 16% per annum. The maturity date of the funds advanced will be twelve (12) months from the date of the Agreement.

All funds advanced will be secured by a security interest in all of the personal property, including without limitation, all intellectual property of the Company and its subsidiaries. In addition to the security interest in personal property, the Lender will have a first lien on the leasehold interest on the premises occupied by the Company’s second-tier subsidiary, Canary Rx Inc., located in Simcoe, Ontario, Canada.

Section 5-	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Agreement referred to in Item 2.03 of this Report, effective December 20, 2019 Barry Alan Katzman was appointed a director and Co-Chief Executive Officer of the Company. Most recently, Mr. Katzman was the President and CEO of Tidal Health Solutions, a licensed premium medical cannabis company based in New Brunswick, Canada specializing in hospital-grade medical cannabis. At the present time, there are no compensatory plans, contracts or arrangements to which Mr. Katzman is a party.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET GROUP INC.

Dated: December 27, 2019	By:	/s/ Rubin Schindermann
Co-Chief Executive Officer